SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-1(c) or Rule 14a-12

                             Inter-Tel, Incorporated
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[   ]  $125 per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i)((1) or
       14a-6(j)(2).
[   ]  $500 per each party to the  controversy  pursuant to  Exchange  Act  Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/

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       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
       5)  Total fee paid:

[X]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ---------------------------------------------
       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

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
                             INTER-TEL, INCORPORATED
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 1996
                 ----------------------------------------------
TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Inter-Tel, Incorporated (the "Company"), an Arizona corporation, will be held on Thursday, May 2, 1996, at 10:00 a.m., local time, at the Company's Chandler offices at 7300 W. Boston Street, Chandler, Arizona 85226, for the following purposes:

  l. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

  2. Approval of the Adoption of an Amendment to the Company's Directors Stock Option Plan.

  3. Approval of the Adoption of an Amendment to Article IX, Paragraph 1 of the Company's Restated Articles of Incorporation regarding indemnification.

  4. Approval of the Adoption of an Amendment to Article IX, Paragraph 2 of the Company's Restated Articles of Incorporation regarding director liability.

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on March 22, 1996, are entitled to notice of and to vote at the meeting. A copy of the Company's 1995 Annual Report to Shareholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement on or about April 1, 1996, to all shareholders of record on the record date.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has previously returned a proxy.

                                   Sincerely,

                                   KURT R. KNEIP,
                                   Secretary
Phoenix, Arizona
March 29, 1996

                                   INTER-TEL, INCORPORATED
                               120 North 44th Street, Suite 200
                                 Phoenix, Arizona 85034-1822
                           ----------------------------------------
                                       PROXY STATEMENT
                          -----------------------------------------

                        INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is furnished by Inter-Tel, Incorporated ("Inter-Tel" or the "Company"), for use at the Annual Meeting of Shareholders to be held Thursday, May 2, 1996, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's Chandler offices at 7300 West Boston Street, Chandler, Arizona 85226 (telephone number 602-961-9000).

        These proxy solicitation materials were mailed on or about April 1, 1996, to all shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

Shareholders of record at the close of business on March 22, 1996 are entitled to notice of and to vote at the meeting. As of the record date, 12,780,724 shares of the Company's Common Stock were issued and outstanding. As of the record date, the following persons were known by the Company to be, or may be deemed to be, the beneficial owner of more than 5% of the Company's Common
Stock:

                                                       Shares of Common Stock
                                                         Beneficially Owned
                                                         ------------------
                                                      Number           Percent
Name                                                 of Shares        of Total

Steven G. Mihaylo
120 North 44th Street, Suite 200
Phoenix, Arizona 85034                              2,759,000           21.6%

FMR Corp.
82 Devonshire Street
Boston, Massachusetts 02109-3614                      704,200 *          5.5%

Gardner Lewis Asset Management
285 Wilmington -- West Chester Pike
Chadds Ford, PA 19317                                 682,400 *          5.3%

* According to Schedules 13G filed on January 10, 1996 and February 6, 1996, respectively.

Revocability of Proxies

        The enclosed proxy is solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

        Every shareholder voting at the Annual Meeting for the election of directors may either (i) cumulate such shareholder's votes and give one nominee for director a number of votes equal to (a) the number of directors to be elected, multiplied by (b) the number of shares of the Company's Common Stock held by such shareholder; or (ii) distribute such shareholder's votes on the same principle among as many nominees for director as the shareholder thinks fit, provided that votes cannot be cast for more than six nominees. However, no shareholder will be entitled to cumulate votes for any nominee unless such nominee's name has been placed in nomination prior to the voting and such shareholder, or another shareholder, has given notice at the Annual Meeting prior to the voting for directors of the intention of such shareholder to cumulate such shareholder's votes. On all other matters, one vote may be cast for each share held of the Company's Common Stock.

        A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. All matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against a proposal. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters will have no effect on the approval of such matters.

        If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

        The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone or telegram, without additional compensation.

Deadline for Receipt of Shareholder Proposals

        Proposals of security holders of the Company that are intended to be presented by such shareholders at the annual meeting of the company for the fiscal year ending December 31, 1996 must be received by the Company no later than November 24, 1996, in order to be included in the proxy statement and form of proxy relating to such meeting.

Independent Auditors

        The independent auditors of the Company for the fiscal year ended December 31, 1995 were Ernst & Young LLP. A representative of Ernst & Young LLP will attend the annual meeting for the purpose of responding to appropriate questions.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

Nominees

        Six directors are to be elected at the meeting. Each nominee named below is currently a director of the Company. In the event that any nominee of the Company becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively, in their discretion, in such a manner as will assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders in their discretion. The term of office of each person elected as a director will continue until the next annual meeting and until his successor has been elected and qualified.

        The names of the nominees and certain biographical information relating to the nominees are set forth below.

                                                              Director
Name of Nominees                Age       Position(s)          Since
- ----------------                ---       -----------          -----

Steven G. Mihaylo               52        Chairman and Chief    1969
                                          Executive Officer

Gary D. Edens                   54        Director              1994

Maurice H. Esperseth            70        Director              1986

C. Roland Haden                 55        Director              1983

Norman Stout                    38        Director              1994

Kathleen R. Wade                42        Director              1994

        Mr. Mihaylo, the founder of the Company, has served as Chairman of the Board of Directors of the Company since September 1983 and as Chief Executive Officer of the Company since its formation in July 1969. Mr. Mihaylo served as President of the Company until December 1994 and as Chairman of the Board of Directors from July 1969 to October 1982. Mr. Mihaylo also is a director of MicroAge, Inc. and Microtest, Inc.

        Mr. Edens was elected as a director of the Company in October 1994. He has been a broadcasting media executive from 1970 to 1994, serving as Chairman and Chief Executive Officer of Edens Broadcasting, Inc. from 1984 to 1994 when that corporation's nine radio stations were sold. He presently is President of The Hanover Companies, Inc., an investment firm. He is an active leader in various business, civic and philanthropic organizations.

        Mr. Esperseth has been a director of the Company since October 1986. Mr. Esperseth joined the Company in January 1983 as Senior Vice President-Research and Development, after a 32-year career with GTE, and served as Executive Vice President of Inter-Tel from 1986 to 1988. Mr. Esperseth retired as an officer of the Company on December 31, 1989.

        Dr. Haden has been a director of the Company since 1983. Dr. Haden has been Vice Chancellor and Dean of Engineering of Texas A&M University since 1993. Previously, he served as Vice Chancellor of Louisiana State University from 1991 to 1993, Dean of the College of Engineering and Applied Sciences at Arizona State University from 1989 to 1991, Vice President for Academic Affairs at Arizona State University from 1987 to 1988, and Dean of the College of Engineering and Applied Sciences from 1978 to 1987. Dr. Haden holds a doctoral degree in Electrical Engineering from the University of Texas and has served on the faculties of the University of Oklahoma and Texas A & M University.

        Mr. Stout was elected a director of the Company in October 1994. Mr. Stout has been President of Superlite Block, a manufacturer of concrete block since February 1993. Prior thereto he was employed by Bouhem-Fields, Inc. of Dallas, Texas, a manufacturer of crushed stone, as Chief Executive Officer from 1990 to 1993 and as Chief Financial Officer from 1986 to 1990. Previously, Mr. Stout was a Certified Public Accountant with Coopers & Lybrand.

        Ms. Wade was elected a director of the Company in April 1994. Ms. Wade is a former director and Co-Chief Executive Officer of Continental Homes Holding Corporation, having been employed by this multi-market production homebuilder and mortgage company and its predecessor from 1978 to 1995. In September 1995, Ms. Wade resigned from Continental Homes and is currently acting as a consultant to Continental Homes. Prior thereto, Ms. Wade, a Certified Public Accountant, was employed by Ernst & Ernst, an international accounting firm.

The Board of Directors recommends that the shareholders vote "FOR" the nominees listed above.

Security Ownership of Management

        The following table sets forth the beneficial ownership of Common Stock of the Company as of March 15, 1996, by (a) each director of the Company, (b) each of the Named Officers (defined below) and (c) all directors and executive officers as a group:
                                                     Shares of Common Stock
                                                       Beneficially Owned
                                                    Number            Percent
Name (8)                                           of Shares          of Total
- --------                                           ---------          --------

Steven G. Mihaylo                                 2,759,000             21.6%
Gary D. Edens                                         5,000(1)           (7)
Maurice H. Esperseth                                 18,017(2)           (7)
C. Roland Haden                                       5,000(2)           (7)
Norman Stout                                          5,000(1)           (7)
Kathleen R. Wade                                      5,000(1)           (7)
Thomas C. Parise                                     68,690(3)           (7)
Craig W. Rauchle                                     27,700(4)           (7)
Ross McAlpine                                        10,000(5)           (7)
Kurt R. Kneip                                         7,000(1)           (7)

All directors and executive
    officers as a group (10 persons)              2,910,407(6)         22.8%

(1) Includes 5,000 shares under options which were exercisable on March 1, 1996, or within 60 days of that date.
(2) Includes 2,500 shares under options which were exercisable on March 1, 1996, or within 60 days of that date.
(3) Includes 17,500 shares under options which were exercisable on March 1, 1996, or within 60 days of that date.
(4) Includes 15,000 shares under options which were exercisable on March 1, 1996, or within 60 days of that date.
(5) Includes 10,000 shares under options which were exercisable on March 1, 1996, or within 60 days of that date.
(6) Includes 67,500 shares subject to stock options held by all directors and executive officers as a group which are currently exercisable or which will become exercisable within 60 days after March 1, 1996.
(7) Less than 1%.
(8) Address for the above named directors and executive officers: C/O Inter-Tel, Incorporated, 120 North 44th Street, Phoenix, Arizona 85034-1822.

Board Meetings and Committees

        The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 1995.

        The Audit Committee of the Board of Directors consisted of directors Esperseth, Stout and Wade. The Audit Committee met twice during the last fiscal year. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls and financial management practices.

        The Compensation and Stock Option Committee of the Board of Directors consisted of directors Esperseth, Edens and Haden. The Committee reviews employee compensation and makes recommendations thereon to the Board of Directors. The Committee met one time during the year. The Committee functions include the administration of the Company's Stock Incentive Plans. The Committee also determines, upon review of relevant information, the fair market value of the Company's Common Stock, the exercise price-per-share at which options shall be granted and the employees to whom options shall be granted.

        There is no nominating committee or other committee performing similar functions.

        During the fiscal year ended December 31, 1995, each director attended all meetings of the Board of Directors and of the committee(s) on which the director served.

Director Compensation

        Each director who is not employed by the Company was paid a fee of $3,000 for each Board of Directors meeting attended and $1,500 for each committee meeting attended. All directors, except Mr. Mihaylo, are eligible to participate in the Company's 1990 Directors' Stock Option Plan, under which each director is granted options to purchase 2,500 shares of Common Stock annually at the market price five days after the date of his or her re-election.

Section 16(a) Reporting

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended 1995, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with; except that one report covering one transaction for Mr. Thomas C. Parise, Craig Rauchle, Steven Nichols, Michael Sargent, W. Kris Brown and Kurt R. Kneip was filed late by Company representatives assisting in the filings.

Executive Compensation

        The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 1995, 1994 and 1993 by the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "Named Officers") whose salary and bonus exceeded $100,000 in 1995.

                                   INTER-TEL, INCORPORATED
                                  SUMMARY COMPENSATION TABLE
                                     ANNUAL COMPENSATION

                                                             Long-Term
                                                           Compensation
                                                              Awards
                                                              ------
                                                             Number of
                                                            Securities        All
                                                            Underlying       Other
                                      Salary       Bonus      Options    Compensation (1)
Name and Position           Year        ($)         ($)         (#)           ($)
- -----------------           ----        ---         ---         ---           ---
      (a)                   (b)         (c)         (d)         (g)           (i)

Steven G. Mihaylo           1995      300,000     51,442          0         8,310
  Chairman and Chief        1994      204,000     76,145          0         2,310
  Executive                 1993      181,700          0          0         2,248

Thomas C. Parise            1995      225,000    170,105          0         8,310
  President and Chief       1994      170,000    124,675     70,000         2,310
  Operating Officer         1993      170,000     54,706         (2)        2,248

Craig W. Rauchle            1995      180,000     75,000          0         8,119
  Exec. Vice President --   1994      170,000     72,510     50,000         2,119
  Corporate Development     1993      170,000          0         (2)        2,119

Ross McAlpine (3)           1995      110,000    100,977          0         2,129
  President -- Inter-Tel    1994      101,769     46,500     30,000         1,463
  Leasing, Inc.             1993       89,769     41,775      8,000(2)        975

Kurt R. Kneip (4)           1995      104,000     45,413          0         2,310
  Vice President/CFO/       1994       85,861     24,747     20,000         1,485
  Secretary/Treasurer       1993       50,351          0      4,000(2)      1,258

(1) Company contribution under 401(k) Retirement Plan. Messrs. Mihaylo, Parise and Rauchle also received auto allowances of $6,000 each during 1995. In addition, each officer was allocated common stock under the Employee Stock Ownership Plan. (A maximum of 142 shares in 1995, 165 shares in 1994 and 184 shares in 1993.)
(2) In addition to the options indicated, stock options granted in 1993 were repriced and replaced by those granted in 1994. See "Compensation Committee Report" in 1994 proxy statement.
(3) Mr. McAlpine was elected President of Inter-Tel Leasing, Inc. in April 1993.
(4) Mr. Kneip was elected Vice President and Chief Financial Officer in September 1993 and Secretary/Treasurer in October 1994.
(5) No compensation is present under omitted columns (e), (f) and (h).

                     AGGREGATED OPTION EXERCISES IN 1995 AND
                         DECEMBER 31, 1995 OPTION VALUES

                                                    Number of       Value of
                                                   Unexercised    in-the-Money
                                                    Options at      Options at
                           Shares                  December 31,    December 31,
                          Acquired                   1995 (#)      1995 ($) (2)
                             on         Value        --------      ------------
                          Exercise    Realized     Exercisable/    Exercisable/
     Name                    (#)         ($)       Unexercisable   Unexercisable
- -------------                ---         ---       -------------   -------------
      (a)                    (b)         (c)           (d)             (e)

Steven G. Mihaylo (1)

Thomas C. Parise:
  Exercised                7,500      80,625
  Exercisable                                         17,750          181,578
  Unexercisable                                       56,000          528,500

Craig W. Rauchle
  Exercised                5,000      46,875
  Exercisable                                         15,000          160,313
  Unexercisable                                       40,000          377,500

Ross McAlpine
  Exercised                2,000      12,500
  Exercisable                                         10,000           95,375
  Unexercisable                                       24,000          226,500

Kurt R. Kneip (4)
  Exercised                1,000      10,500
  Exercisable                                          5,000           47,438
  Unexercisable                                       17,000          160,438

(1) Steven G. Mihaylo has elected not to participate in the Company's stock option plans at this time.
(2) Potential unrealized value is (i) the fair market value at December 31, 1995 ($15.4375 per share) less the option exercise price times (ii) the number of shares.

Option Grants in Last Fiscal Year

        The Company did not grant stock options to the Named Officers during the fiscal year ended December 31, 1995.

                                COMPENSATION COMMITTEE REPORT

Executive Compensation Principles

        The Company's Compensation and Stock Option Committee's responsibilities include determining both the cash and non-cash compensation of executive officers. Through 1995, non-cash compensation had been limited to incentive stock option grants to purchase Company common stock at fair market value at the grant date. All executive officers and some middle managers also participate in such stock incentive plans. These plans are designed to retain superior personnel and to tie their performance to the enhancement of shareholder value.

        Executive officers also participate in the Company's 401(k) Thrift Savings Plan and the Inter-Tel Employee Stock Ownership Plan, together with all other permanent Inter-Tel associates.

        The Committee's policy regarding compensation of the Company's executive officers is to provide generally competitive salary levels and compensation incentives that attract and retain individuals of outstanding ability; that recognize individual performance and the performance of the Company; and that support the Company's primary goal -- to increase shareholder value.

        The Compensation Committee intends to continue to consider expansion of executive compensation to include deferred cash and equity-based compensation integrated with attainment of specific long-term performance goals and shareholder value enhancement.

Executive Compensation Program

Key Executives

        The total compensation program for executives, other than the Chief Executive Officer, includes both cash and equity-based compensation. The Committee determines the level of salary for executive officers and determines the salary or salary ranges based upon a review of base salary levels for comparable officer positions in similar companies of comparable size and capitalization. Salary changes are based upon the Committee's subjective assessment of the executive's performance and the scope and complexity of the position held.

        At the beginning of 1995, the Compensation Committee considered the business plan of each major operating unit and of the consolidated Company. Consideration included past and anticipated performance, new product and market expectations, assets employed and similar factors. The Committee set income performance levels for each unit and for the consolidated Company. Cash bonus awards, based upon meeting or exceeding such performance levels and limited to a percentage of base salary, were set for each executive officer.

        As indicated above, annual cash bonus awards are integrated with performance against specific profit contribution goals set forth in the
Company's business plan. Performance benchmarks are specific to the responsibilities of the individual executive. The cash bonuses in the Summary Compensation Table reflect the performance of the named officers against the benchmarks established at the beginning of the year.

Chief Executive Officer

        The Chief Executive Officer's salary was determined based on a review of the salaries of Chief Executive Officers of similar companies of comparable size and capitalization and upon a review of the Chief Executive Officer's performance against the Company's 1995 performance.

        The Compensation Committee determined the CEO's 1995 bonus based on similar Company consolidated earnings performance criteria used to determine bonuses for the other executive officers.

        The Chief Executive Officer, Steven G. Mihaylo, has voluntarily elected not to participate in equity-based compensation plans at this time.

Maurice H. Esperseth, Chairman
C. Roland Haden
Gary Edens

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  AMONG INTER-TEL, PEER GROUP AND NASDAQ MARKET

        The graph below compares the cumulative total return of the Company's common stock with the NASDAQ market index and a self-determined peer group index from January 1, 1991 to January 31, 1996. The common stocks of the peer group companies have been included on a weighted basis to reflect the relative market capitalization at the end of each period shown.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


Assumes December 31, 1990 = 100
- --------------------------------------------------------------------------------
CRSP Total Returns Index for:
                  12/31/90   12/31/91   12/31/92  12/31/93   12/30/94   12/29/95
                  --------   --------   --------  --------   --------   --------
INTER-TEL, INC.      100.0       93.8      456.3     875.0      725.0    1543.8

Nasdaq Stock Market  100.0      160.5      186.9     214.5      209.7     296.5
(US Companies)

Self-Determined      100.0      107.7      185.0     483.9      353.0     516.6
Peer Group

Companies in the Self-Determined Peer Group
        COMDIAL CORP                              EXECUTONE INFORMATION SYS INC
        MITEL CORP                                NORSTAN INC

- --------------------------------------------------------------------------------

                                  OTHER MATTERS

                               FIRST AMENDMENT TO
                       THE 1990 DIRECTORS STOCK OPTION PLAN
                                (Proposal No. 2)

        The Board has adopted the First Amendment to the 1990 Directors Stock Option Plan (the "Director Plan"), for non-employee directors of the Company ("Eligible Directors"), subject to approval by the shareholders of the Company. Currently, the Board of Directors is composed of five non-employee directors and one employee director. Under the Director Plan, Eligible Directors automatically receive an annual grant of an option to purchase 2,500 shares ("Option") of the Company's Common Stock. The First Amendment to the Director Plan changes the date of the annual grant of an Option to Eligible Directors from five (5) days after the date of the reelection of Eligible Directors at the Annual Meeting of Shareholders to five (5) days after the date of the Board of Directors' meeting during the third quarter of each year, but not later than the thirtieth (30th) of November of each year. For transition purposes, during the 1996 fiscal year only, Eligible Directors automatically would be granted an Option five (5) days after the 1996 Annual Meeting of Shareholders and five (5) days after the meeting of the Board of Directors during the third quarter of 1996 fiscal year.

        The Director Plan provides a means by which the Company is able to attract the best available persons to serve as directors of the Company and to encourage the continued services of such persons on the Company's Board of Directors. In considering the First Amendment, the Board of Directors noted that the change in timing of the grant of an Option to Eligible Directors to a period when the price of the Common Stock typically reflects the average price of the Common Stock of each fiscal year and when Eligible Directors are contemplating whether to continue their service on the Board would help ensure the achievement of the purpose of the Director Plan.

Description of the Director Plan
- --------------------------------

        The Director Plan and form of Stock Option Agreement were filed with the Registrant's Registration Statement on Form S-8 (File No. 33-40353). The following description of the material features of the Director Plan is qualified in its entirety by reference to that filing.

        The option exercise price is the fair market value of the Common Stock on the relevant grant date. Six (6) months after the date of grant, the Option is exercisable. The Option expires five (5) years from the date of grant of the Option; provided, however, if the Eligible Director ceases to serve as a director of the Company, the Option may be exercised for seven (7) months after the date he or she ceases to be a director of the Company. The form of payment of the option exercise price shall be cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the option exercise price, or any combination thereof.

        On March 18, 1996, the closing price of the Common Stock, as reported on Nasdaq National Market, was $18. The total amount of shares of Common Stock available for Option grants under the Director Plan is 250,000.

        The following table shows the number of shares of Common Stock underlying the annual stock grants during the 1996 fiscal year under the Director Plan assuming that the Plan is approved by the stockholders and the current composition of the Board does not change:

                                                              Number
                                                            of Shares(1)
Non Employee Director Group (5 persons)                      25,000

        (1) Reflecting 2 option grants to purchase 2,500 shares of the Company's Common Stock to be granted to each of the Company's non-employee directors during the 1996 fiscal year. During each succeeding fiscal year, only an option to purchase 2,500 shares of the Common Stock will be granted per year to each non-employee director pursuant to the terms of the Director Plan.


Federal  Income Tax  Consequences
- ---------------------------------

        The grant of an Option to an Eligible Director under the Director Plan will not produce any taxable income to the Eligible Director, and the Company will not be entitled to a deduction at that time. On the date the Option is exercised, the Eligible Director recognizes ordinary income equal to the difference between the fair market value of the Common Stock at the date of exercise and the exercise price. The Company is entitled to a corresponding deduction in the same amount and in the same year in which the Eligible Director recognizes income.

        Approval of this proposal requires the affirmative vote of the majority of the holders of the outstanding shares of the Company's Common Stock present or represented and entitled to vote thereon.

        THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE FOR APPROVAL OF THE FIRST AMENDMENT TO THE 1990 DIRECTOR STOCK OPTION PLAN.


                           Approval of the Adoption of
                     an Amendment to Article IX, Paragraph 1
               of the Company's Restated Articles of Incorporation
                                (Proposal No. 3)

Description of Proposed Amendment

        The first paragraph of Article IX of the Company's Restated Articles of Incorporation (the "Indemnification Provision") reads, in part, as follows:

                      Subject to the further provisions hereof, the corporation shall indemnify any and all of its existing and former directors, officers, employees and agents against all expenses incurred by them and each of them, including but not limited to legal fees, judgments, penalties, and amounts paid in settlement or compromise, which may arise or be incurred, rendered, or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court. Indemnification shall be made by the corporation whether the legal action brought or threatened is brought by or in the right of the corporation or by any other person. Whenever such director, officer, employee or agent shall report to the president of the corporation or the chairman of the board of directors that he or she has incurred or may incur expenses, including but not limited to legal fees, judgments, penalties and amounts paid in settlement or compromise in a legal action brought or threatened against him or her for or on account of any action or omission alleged to have been committed by him or her while acting within the scope of his or her employment as a director, officer, employee or agent of the corporation, the board of directors shall, at its next regular or at a special meeting held within a reasonable time thereafter, determine in good faith whether, in regard to the matter involved in the action or contemplated action, such person acted, failed to act, or refused to act willfully or with gross negligence or with fraudulent or criminal intent. If the board of directors determines in good faith that such person did not act, fail to act, or refuse to act willfully or with gross negligence or with fraudulent or criminal intent in regard to the matter involved in the action or contemplated action, indemnification shall be mandatory and shall be automatically extended as specified herein, provided, however, that no such indemnification shall be available with respect to liabilities under the Securities Act of 1933, and, provided further, that the corporation shall have the right to refuse indemnification in any instance in which the person to whom indemnification would otherwise have been applicable shall have unreasonably refused to permit the corporation, at its own expense and through counsel of its own choosing, to defend him or her in the action.

        On February 28, 1996, the Board of Directors adopted, subject to shareholder approval at the 1996 Annual Meeting of Shareholders, a proposed Amendment to the Company's Restated Articles of Incorporation that would revise the Indemnification Provision by replacing it with a provision that would require the Company to indemnify any and all of its existing and former directors and officers to the extent permitted under Arizona law with the exception that the Company could refuse to indemnify any person who unreasonably refuses to cooperate with the Company in defending such person in an action or contemplated action. A copy of the proposed Amendment, which is attached as Exhibit A to this Proxy Statement, would replace the current Article IX, Paragraph 1 of the Company's Restated Articles of Incorporation.

Purpose and Effect of the Amendment

        The Board of Directors recommends revising the Indemnification Provision because (i) the standard of conduct that an indemnified party must meet is no longer consistent with Arizona law, (ii) the Indemnification Provision provides that the Board of Directors must determine whether a director, officer, employee or agent ("Indemnitee") has met the required standard of conduct, while the Code provides a corporation with greater flexibility in making such a determination, and (iii) the Board of Directors believes that the Company should be permitted, but not required, to indemnify employees and agents.

        Standard of Conduct

        The Arizona Corporate Code (the "Code"), which became effective January 1, 1996, establishes the standard of conduct that a Indemnitee must meet to be eligible for indemnification by an Arizona corporation. Generally, (i) the Indemnitee's conduct must have been in good faith, (ii) the Indemnitee must have reasonably believed that the conduct was in the corporation's best interests, and (iii) in the case of any criminal proceeding, the Indemnitee must not have had any reasonable cause to believe the conduct was unlawful (the "Code Standard of Conduct").

        As noted above, the Indemnification Provision provides that an Indemnitee is not eligible for indemnification if the Indemnitee "did not act, fail to act, or refuse to act willfully or with gross negligence or with fraudulent or criminal intent in regard to the matter involved in the action or contemplated action." Section 10-858A of the Code provides, in part, that a director indemnification provision in a corporation's articles of incorporation is valid only if and to the extent that it is consistent with the Code Standard of Conduct. Because the Indemnification Provision does not require a finding that the director to be indemnified acted in good faith or in a manner the director reasonably believed to be in the corporation's best interests, the Indemnification Provision is inconsistent with the Code Standard of Conduct, at least in that respect. Rather than allowing uncertainty to remain about what portions of the Indemnification Provision, if any, are consistent with the Code Standard of Conduct (and therefore still effective), the Board of Directors recommends that the Indemnification Provision be revised so that it is consistent with Arizona law.

        Section 10-856 of the Code allows an Arizona corporation, like the Company, to provide indemnification rights to officers, employees, and agents in the corporation's articles of incorporation or bylaws or by board resolution or contract (any such indemnification rights being hereinafter referred as "Contractual Indemnification Rights"). Subject to "public policy" limitations, these Contractual Indemnification Rights would apparently allow a corporation to indemnify an officer, employee, or agent even if the officer, employee, or agent did not meet the Code Standard of Conduct. In the absence of such Contractual Indemnification Rights, an officer, employee, or agent would have to meet the Code Standard of Conduct to be eligible for indemnification. In the case of a director, the Contractual Indemnification Rights could not lessen the Code Standard of Conduct. If, however, the Indemnification Provision is not revised as proposed, uncertainty may exist about whether an officer's conduct should be evaluated under the Indemnification Provision or the Code Standard of Conduct.

        Finally, the Code requires Arizona corporations to indemnify any "outside director" (a director who is not an officer, employee, or holder of five percent or more of any class of the corporation's stock) against liability unless (i) the corporation's articles of incorporation limit such indemnification, (ii) the outside director is adjudged liable in a proceeding by or in the right of the corporation or in any other proceeding charging improper personal benefit to the director, or (iii) a court determines, before payment to the outside director, that the director failed to meet the Code Standard of Conduct and is not otherwise entitled to indemnification. If the Indemnification Provision is not revised as proposed, uncertainty may exist about whether the Indemnification Provision is intended to limit the otherwise mandatory indemnification to which an outside director is entitled.

        Determination of Standard of Conduct

        As noted above, the Indemnification Provision provides that the Board of Directors must determine whether an Indemnitee has met the standard of conduct to be eligible for indemnification. Under the Code, in order for an Arizona corporation to provide indemnification, a majority of the corporation's disinterested directors, independent legal counsel, or the shareholders must find that the Indemnitee met the Code Standard of Conduct to be eligible for indemnification. A disinterested director is a director who is not then a party to the proceeding for which indemnification is sought. By requiring the Board of Directors to make the standard of conduct determination, the Indemnification Provision is inconsistent with the Code, at least in situations in which there are no disinterested directors. The Code provides greater flexibility to an Arizona corporation, like the Company, in determining whether a director or officer is entitled to indemnification. By revising the Indemnification Provision as proposed, it will be clear that any indemnification determination will be made by a majority of the Company's disinterested directors, independent legal counsel, or its shareholders.

        Indemnification of Employees and Agents

        As noted above, the Indemnification Provision requires the Company to indemnify employees and agents if certain conditions are met. The Board of Directors believes that the issues that support providing mandatory indemnification to directors and officers (e.g., the attraction and retention of qualified directors and officers), are not as critical in the case of employees and agents. The Board believes that it would be in the Company's best interest for the Company to retain the ability to determine whether it is appropriate to indemnify employees and agents in specific circumstances. The Board notes that pending Arizona legislation, if enacted into law, would allow the Company to indemnify employees and agents to a greater extent than it is able to indemnify directors and officers; if the Company is required to indemnify employees and agents to the fullest extent permitted by Arizona law, the Company may be forced to indemnify an employee or agent in situations in which the Company may not otherwise choose to do so. As a result, the proposed Amendment would permit, but not require, the Company to indemnify its employees and agents.

Vote Required and Board Recommendation

        Approval of the proposed Amendment requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. The Board believes that it is in the best interest of the Company and its shareholders for the Company's shareholders to so amend the Company's Restated Articles of Incorporation.

        THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL TO AMEND ARTICLE IX, PARAGRAPH 1 OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION


                           Approval of the Adoption of
                   an Amendment to Article IX, Paragraph 2 of
                the Company's Restated Articles of Incorporation
                                (Proposal No. 4)

Description of Proposed Amendment

        Section 10-202B.1 of the Arizona Corporate Code (the "Code"), which became effective January 1, 1996, permits an Arizona corporation to limit or eliminate the liability of its directors to the corporation or its shareholders for money damages by means of an amendment to its articles of incorporation. On February 28, 1996, the Board of Directors adopted, subject to shareholder approval at the 1996 Annual Meeting of Shareholders, a proposed Amendment to the Company's Restated Articles of Incorporation that is consistent Section 10-202B.1 of the Code. A copy of the proposed Amendment, which is attached as Exhibit A to this Proxy Statement, would replace the current Article IX, Paragraph 2 of the Company's Restated Articles of Incorporation. The proposed Amendment provides that a director is not subject to monetary liability in suits brought by the Company or its shareholders for any action taken or any failure to take any action as a director, except liability for any of the following:

        (i) the amount of a financial benefit received by a director to which the director was not entitled;

        (ii) an intentional infliction of harm on the Company or its shareholders;

        (iii) an approval of a specified unlawful distribution by the Company to its shareholders; and

        (iv)      an intentional violation of criminal law.

Purpose and Effect of Amendment

        Section 10-202B.1 of the Code is not unique. Other states also include in their corporate codes provisions permitting corporations to limit or reduce the personal risks inherent in serving as a director of a corporation. The new statutory provision is designed generally to allow Arizona corporations to limit the liability of directors in situations involving unintentional errors or the directors' exercise of judgment and is not designed to limit or eliminate liability in situations involving intentional wrongdoing or bad faith.

        The official commentary to the Model Business  Corporation Act, on which
Section 10-202B.1 of the Code is based, states that "[d]evelopments in the mid-and late 1980s highlighted the need to permit reasonable protection of directors from exposure to personal liability, in addition to indemnification, so that directors would not be discouraged from fully and freely carrying out their duties, including responsible entrepreneurial risk-taking." The Company believes that the proposed Amendment will enable the Company to continue to attract and retain qualified directors. The Board of Directors believes that concerns over possible personal liability can hamper the decision-making process to the detriment of the Company. The Board of Directors believes that the level of scrutiny, diligence, and care exercised by directors of the Company will not be lessened by adoption of the proposed Amendment.

        Generally, the Company has not experienced difficulty in recruiting and retaining qualified directors, and the proposed Amendment is not being proposed in response to any resignation or threat of resignation of any director, nor is it being proposed in response to any refusal by any director to continue to serve or to stand for reelection. The Company is not aware of any pending or threatened claim which would be covered by the proposed Amendment, and the Company is not submitting the proposed Amendment for shareholder approval in anticipation of any such claim. However, the Board of Directors believes that the Company should take every step to ensure that the Company will be able to attract and retain the best possible directors.

        While the Board of Directors believes that the proposed Amendment is in the best interest of the Company and its shareholders, the shareholders should note that adoption of the proposed Amendment will abrogate certain rights and remedies of shareholders that might otherwise exist under Arizona law. Under the Company's Articles of Incorporation as currently in effect, for example, the Company's directors cannot be held liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for, among other things, (i) a breach of the director's duty of loyalty to the corporation or its shareholders, and (ii) acts or omissions which are not in good faith or which involve intentional misconduct or a knowing violation of law. The official commentary to the Model Business Corporation Act, on which
Section 10-202B.1 of the Code is based, states that terms such as "duty of loyalty" are not precise, and that "[d]irectors should be afforded reasonable predictability; they are entitled to know whether a contemplated course of action will result in personal liability for money damages." Although the proposed Amendment may eliminate the ambiguity caused by terms such as "duty of loyalty," it would do so by requiring the Company or its shareholders to demonstrate intentional wrongdoing or bad faith on the part of a director before the director may be held liable for money damages. This may have the practical effect of making it more difficult for the Company or its shareholders to hold a director liable for money damages.

        The proposed Amendment will not affect the standard of conduct to which directors are required to conform under the Code, which requires directors to discharge their duties (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and (iii) in a manner the director reasonably believes to be in the best interests of the corporation. If the proposed Amendment is adopted, however, it would eliminate monetary liability of directors in suits brought by the Company or its shareholders in instances in which the directors' conduct would have been found to be grossly negligent (except for the four categories of conduct referenced in the first paragraph above). Adoption of the proposed Amendment would not eliminate or limit the right of the Company or any shareholder to seek an injunction or any other non-monetary relief in the event of a breach of a director's fiduciary duty, although in some circumstances injunctive relief may not be available as a practical manner. The proposed Amendment will be prospective only, and will not affect the rights of the Company or its shareholders to pursue monetary claims under Federal law, including the Federal securities laws.

        Because Section 10-202B.1 of the Code has been so recently enacted, there has not been any judicial interpretation regarding its precise scope or validity. As a result, the potential outcome of any litigation arising out of interpretations of Section 10-202B.1 cannot be predicted.

        The Company's directors acknowledge that they have a direct personal interest in having the proposed Amendment adopted. If adopted, the proposed Amendment may reduce the likelihood of derivative litigation against directors and may discourage or deter the Company or its shareholders from bringing a lawsuit against directors for breach of their fiduciary duty even though such an action, if successful, might otherwise have benefited the Company or its shareholders.

Vote Required and Board Recommendation

        Approval of the proposed Amendment requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. The Board of Directors believes that the Arizona legislature acted responsibly in adopting
Section 10-202B.1 of the Code and that, given the significant duties and responsibilities of directors of a corporation like Inter-Tel, Incorporated, adoption of the proposed Amendment to the Restated Articles of Incorporation, as permitted by Section 10-202B.1 of the Code, will contribute to responsible decisions by the Board of Directors in furtherance of the Company's corporate mission. Accordingly, the Board believes that it is in the best interest of the Company and its shareholders for the Company's shareholders to so amend the Company's Restated Articles of Incorporation.

        THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL TO AMEND ARTICLE IX, PARAGRAPH 2 OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION

                                    EXHIBIT A
                                    ---------

                                AMENDMENT TO THE
                       RESTATED ARTICLES OF INCORPORATION
                             INTER-TEL, INCORPORATED

1. Paragraph 1 of Article IX of the Restated Articles of Incorporation is amended in its entirety to reads as follows:

        "The corporation shall indemnify any and all of its existing and former directors and officers to the fullest extent permitted by Arizona law; provided, however, that the corporation shall have the right to refuse indemnification in any instance in which the person to whom indemnification would otherwise have been applicable shall have unreasonably refused to permit the corporation, at its own expense and through counsel of its own choosing, to defend him or her in the action."

2.      Paragraph 2 of Article IX is amended in its entirety to read as follows:

        "Director Liability: The liability of a director or former director to the corporation or its shareholders shall be eliminated to the fullest extent permitted by Section 10-202.B.1 of the Arizona Revised Statutes. If the Arizona Business Corporation Act is amended to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Arizona Business Corporation Act, as amended. Any repeal or modification of this Article IX, Paragraph 2 shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal."


        The Company knows of no further matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                           THE BOARD OF DIRECTORS

Dated:  March 29, 1996
Inter-Tel, Incorporated                    By  /s/ Kurt R. Kneip
(Phoenix, Arizona)                         ---------------------
                                           Kurt Kneip

                        APPENDIX TO 1995 PROXY STATEMENT

- --------------------------------------------------------------------------------

                        1990 DIRECTORS STOCK OPTION PLAN
                                  (As Amended)

         1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to Directors of the Company to serve as Directors and to encourage their continued service on the Board.

         All options granted hereunder shall be "nonstatutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the Common Stock of the Company.

         (d)  "Company"   shall  mean   Inter-Tel,   Incorporated,   an  Arizona
Corporation.

         (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

         (f) "Director" shall mean a member of the Board.

         (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Option" shall mean a stock option granted pursuant to the Plan.

         (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (k) "Optionee" shall mean an Eligible Director who receives an option.

         (l) "Eligible Director" shall mean Directors excluding the Chairman of the Board and Employee Directors first elected or nominated after the date of the adoption of the Plan.

         (m) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 425(a) of the Code.

         (n) "Plan" shall mean this 1990 Directors' Stock Option Plan.

         (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares of Common Stock. The Shares may be authorized, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired under exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

         (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

         (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Eligible Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Eligible Directors.

                  (ii) Each Eligible Director shall be automatically granted an Option to purchase 2,500 Shares upon the date five (5) days after the date (on or after the effective date of this Plan) on which such person became a Director, whether through election by the Shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                  (iii) Each Eligible Director shall automatically receive, five
(5) days after the date of his or her reelection in 1996 only, an Option to purchase 2,500 additional Shares of the Company's Common Stock. Beginning in 1996, and continuing annually thereafter, each Eligible Director shall automatically receive, five days after the meeting of the Board of Directors for the Company's third quarter of each year, but in no event later than the thirtieth (30th) of November of each year, an Option to purchase 2,500 additional Shares of the Company's Common Stock.

                  (iv) Each Eligible Director shall receive a one-time automatic grant, upon the date of adoption of the Plan, of an Option to purchase 2,500 Shares of the Company's Common Stock.

                  (v) The terms of an Option granted hereunder shall be as follows:

                           (A) The term of the  Option  shall be five (5) years;
provided, however, if the Eligible Director ceases to serve as a Director, the Option may be exercised for seven (7) months as provided in Sections 9(b) and
(c) below.

                           (B) The Option  shall be  exercisable  only while the
Eligible  Director  remains a Director  of the  Company,  except as set forth in
Section 9 hereof.

                           (C) The exercise price per Share shall be 100% of the
fair market value per Share on the date of grant of the Option.

                           (D)  Options  granted  under  the Plan  shall  become
exercisable six (6) months after the date of grant.

         (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or available for the administration of the Plan.

         (d) Effect of the Board's Decision. All decisions, determination and interpretations of the Board shall be final and binding on all Optionees and any other holder of any Options granted under the Plan.

         (e) Suspension or Termination of Option. If the Chief Executive Officer of the Company or his designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any Option pending a determination of the Board of Directors (excluding the Eligible Director accused of such misconduct). If the Board of Directors (excluding the Eligible Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Eligible Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

         5. Eligibility. Options may be granted only to Eligible Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof.

         The Plan shall not confer upon any Optionee any rights with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         6. Term of Plan.  The Plan shall become  effective  upon the earlier of
(i) its adoption by the Board or (ii) its approval by the Shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be five (5) years from the date of grant thereof; provided, however, if the Eligible Director ceases to serve as a director, the Option may be exercised for seven (7) months as provided in Sections 9(b) and (c) below.

         8.       Exercise Price and Considerations.

         (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the Date of the grant of the Option.

         (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

         (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, which, if acquired from the Company, shall have been held for at least six months, or any combination of such methods of payment.

         9.       Exercise of Option.

         (a) Procedure for Exercising Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until Shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Options by the persons entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Stock Certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Certificate is issued, except as provided in
Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for the purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Status as a Director. If an Eligible Director ceases to serve as a Director, for any reason other than death, he may, but only within seven (7) months after the date he ceased to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

                  (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

                  (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that has been accrued at the date of termination.

         10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the Shareholders of the Company, the number of Shares of Common Stock covered by such outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock affected without receipt of consideration by the Company, such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of Shares of stock of any class or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of the date fixed by the Board and give such Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or, an equivalent Option (with the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option) shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent Option, the Board shall, in lieu of such assumption or substitution, provide that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Eligible Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13.  Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the Plan may not be amended within six (6) months of adoption other than amendments to comply with tax laws and further provided that any revisions or amendments requiring approval of the Shareholders of the Company under the Code or Rule 16b-3 promulgated under the Securities Act of 1933 shall be approved by such Shareholders in the manner described in Section 17 of the Plan.

         (b)  Stockholder  Approval.   Stockholder  Approval  of  any  amendment
requiring stockholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17(b) of the Plan.

         (c) Effect of Amendment or Termination. Except as provided in Section 11, any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for an investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which requisite authority shall not have been obtained.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.  Shareholder Approval.

         (a) Adoption of the Plan shall be subject to approval by the Shareholders of the Company within one year of Board approval of the Plan. If such Shareholder approval is obtained by written consent, it may be obtained by the unanimous written consent of the holders of the outstanding shares of the Company. If such Shareholder approval is obtained at a duly held Shareholder's meeting, it may be obtained by the affirmative vote of the holders of the outstanding shares of the Company present or represented and entitled to vote thereon.

         (b) Any required approval of the Shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         18. Information to Optionees. The Company shall provide each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to Shareholders, proxy statements and other information provided to all Shareholders of the Company.

          This Proxy is Solicited on Behalf of the Board of Directors
                            INTER-TEL, INCORPORATED
                      1996 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of INTER-TEL, INCORPORATED, an Arizona corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 29, 1996, and hereby appoints Kurt R. Kneip and N. Thomas Peiffer, Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of INTER-TEL, INCORPORATED, to be held on May 2, 1996, at 10:00 a.m., local time, at the Chandler offices, 7300 West Boston Street, Chandler, Arizona 85226, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:


       (Continued, and to be marked, dated and signed, on the other side)
- --------------------------------------------------------------------------------
The Board of Directors recommends
a vote FOR Items 1, 2, 3 and 4.
                                           FOR all              WITHHELD
1.  ELECTION OF DIRECTORS:             nominees listed     AUTHORITY to vote
Steven G. Mihaylo, Gary D. Edens,       below (except       for all nominees
Maurice Esperseth, C. Roland Haden,     as indicated          listed below
Norman Stout and Kathleen R. Wade         _____                _____
                                         /____/               /____/

                                          FOR          AGAINST       ABSTAIN
2.  TO APPROVE ADOPTION OF               _____         _____          _____
AMENDMENT TO COMPANY'S                  /____/        /____/         /____/
DIRECTORS STOCK OPTION PLAN.

3.TO APPROVE ADOPTION OF                 _____         _____         _____
AMENDMENT TO ARTICLE IX, PARA-          /____/        /____/        /____/
GRAPH 1 OF COMPANY'S RESTATED
ARTICLES OF INCORPORATION
REGARDING INDEMNIFICATION.

4.  TO APPROVE ADOPTION OF
AMENDMENT TO ARTICLE IX, PARA-
GRAPH 2 OF COMPANY'S RESTATED
ARTICLES OF INCORPORATION               _____         _____         _____
REGARDING DIRECTOR LIABILITY.          /____/        /____/        /____/


THIS  PROXY  WILL BE  VOTED AS
DIRECTED  OR,  IF NO  CONTRARY
DIRECTION IS  INDICATED,  WILL
BE VOTED FOR THE  ELECTION  OF
DIRECTORS  AND AS SAID PROXIES
DEEM  ADVISABLE  ON SUCH OTHER
MATTERS AS MAY COME BEFORE THE
MEETING.

A majority  of such  attorneys
or  substitutes  as  shall  be
present  and shall act at said
meeting or any  adjournment or
adjournments  thereof  (or  if
only one shall be present  and
act, then that one) shall have
and  may  exercise  all of the
powers         of         said
attorneys-in-fact hereunder.


Signatures(s) ________________________________________Date _____________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.